Exhibit 10.3


                 THIRD AMENDMENT, CONSENT, WAIVER AND AGREEMENT


                  THIS THIRD AMENDMENT, CONSENT, WAIVER AND AGREEMENT (this "Amendment") is made and entered into as of this 15th day of November, 1999, by and among GT Interactive Software Corp., a Delaware corporation, as Borrower, the Lenders identified on the signature pages hereto, and First Union National Bank, as Administrative Agent for the Lenders.

                              Statement of Purpose

                  Pursuant to the terms of the Credit Agreement dated as of September 11, 1998 (as heretofore amended, restated, supplemented or otherwise modified, the "Credit Agreement"), by and among the Borrower, the lenders parties thereto (the "Lenders") and the Administrative Agent, the Lenders agreed to make certain Extensions of Credit to the Borrower as more particularly described therein. Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

                  The Borrower has requested that the Lenders agree to amend, waive and consent under certain provisions of the Credit Agreement as set forth more fully below.

                  Subject to the terms and conditions hereof, the Lenders are willing to agree to such requested amendments, consents and waivers.

                  NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                  SECTION 1.  AMENDMENTS.

                  1.1 Amendments to Section 1.1 (Definitions). Section 1.1 of the Credit Agreement is hereby amended by:

                   (a) deleting in their entirety the definitions of the following terms: "Acceptable Agreement", "Borrowing Base", "Guaranty Agreement", "Pledge Agreement", "Security Agreement" and "Subordinated Debt"; and

                   (b) adding the following new defined terms in their proper alphabetical order:

                  ""Borrowing Base" means as of any date of determination, an amount equal to the sum of (a) sixty percent (60%) of the aggregate actual invoice amount of Eligible Accounts, plus (b) the lesser of (i) fifty percent (50%) of the aggregate cost of Eligible Inventory and
         (ii) $30,000,000,  plus (c) during the

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         period from the Second  Amendment  Effective Date through and including the earlier to occur of (i) the Transaction Closing Date and (ii) the Transaction Closing Expiration Date, $20,000,000, plus (d) 100% of the aggregate amount of funds on deposit in the Concentration Account on such date, less any checks outstanding on such date to be drawn against such funds; provided that the percentages set forth in clauses (a), (b) and (d) above may be adjusted, and the Borrowing Base otherwise amended, supplemented or otherwise modified, in a manner satisfactory to the Borrower and the Administrative Agent (with the consent of all Lenders).

                  "Cayre Purchase Agreement" means the Equity Purchase and Voting Agreement, dated as of November 15, 1999, among Infogrames, Infogrames U.S. and the Cayres.

                  "Cayres" means, collectively, Joseph J. Cayre, Kenneth Cayre, Stanley Cayre, Jack Cayre and certain trusts formed by the foregoing.

                  "Extension Event" means any of the following events:

                           (a) all waiting periods applicable to the Transaction
                  under the HSR Act shall not have expired or shall not have been terminated;

                           (b) there shall be pending or threatened  against the
                  Borrower, any of its Subsidiaries or Infogrames, any suit, action or proceeding before any court, arbitrator or administrative, governmental or regulatory authority or body, domestic or foreign which, individually or in the aggregate, would (i) reasonably be expected to have the effect of making illegal or otherwise restraining or prohibiting the Transaction or (ii) have a Material Adverse Effect; or

                           (c) a statute,  rule,  regulation,  executive  order,
                  decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any United States, foreign, federal or state court or governmental authority and shall be in effect which prohibits, restrains, enjoins or restricts the consummation of the Transaction.

                  "GAP" means the collective reference to General Atlantic Partners 54, L.P., a Delaware limited partnership, and GAP Coinvestment Partners II, L.P., a Delaware limited partnership.

                  "GAP Purchase Agreement" means the Equity Purchase and Voting Agreement, dated as of November 15, 1999, among Infogrames, Infogrames U.S. and GAP.

                  "GAP Securities Exchange Agreement" means the Securities Exchange Agreement, dated as of November 15, 1999, among the Borrower and GAP, in form and substance reasonably satisfactory to the Lenders, pursuant to which,

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         among  other  things,   on  the   Transaction   Closing  Date  the  GAP
         Subordinated Debt shall be issued in exchange for the Shareholder Subordinated Notes in favor of GAP in the aggregate original principal amount of $20,000,000 and the 600,000 shares of convertible preferred stock of the Borrower held by GAP.

                  "GAP Subordinated Debt" means the $50,000,000 of unsecured Subordinated Debt to be issued by the Borrower to GAP on the Transaction Closing Date in exchange for 600,000 shares of convertible preferred stock of the Borrower and $20,000,000 of Shareholder Subordinated Debt, which issuance and exchange shall be in accordance with, and subject to all of the terms and conditions contained in, the GAP Subordinated Debt Notes and the GAP Securities Exchange Agreement.

                  "GAP Subordinated Debt Notes" means the promissory notes to be executed by the Borrower on the Transaction Closing Date evidencing the Borrower's obligations in respect of the GAP Subordinated Debt and setting forth the terms of the subordination of the GAP Subordinated Debt to the Obligations, all in form and substance reasonably satisfactory to the Lenders.

                  "Guaranty Agreement" means the Amended and Restated Unconditional Subsidiary Guaranty Agreement executed by the Guarantors from time to time as required pursuant to Section 8.12, in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, and Infogrames U.S., as amended, modified or supplemented from time to time, substantially in the form of Exhibit I attached hereto.

                  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

                  "Infogrames" means Infogrames Entertainment SA, a societe anonyme organized under the laws of France.

                  "Infogrames Bridge Loan" means the $25,000,000 of term Debt to be provided to the Borrower by Infogrames U.S. on the Third Amendment Effective Date in accordance with, and subject to all of the terms and conditions contained in, the Infogrames Bridge Loan Note, and guaranteed pursuant to the Guaranty Agreement and secured by Liens pursuant to the Security Agreement and the Pledge Agreement which shall be subordinated to the Liens securing the Obligations to the extent set forth therein.

                  "Infogrames Bridge Loan Note" means the promissory note to be executed on the Third Amendment Effective Date by the Borrower evidencing the Borrower's obligations in respect of the Infogrames Bridge Loan, all in form and substance reasonably satisfactory to the Lenders.

                  "Infogrames Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of November 15, 1999, by and among the Borrower, Infogrames and Infogrames U.S., in form and substance reasonably satisfactory to the Lenders, pursuant to which, among other things, on the Transaction Closing Date the Infogrames Subordinated Debt and approximately 28,600,000 shares of the Borrower's common stock will be issued to Infogrames.

                  "Infogrames Subordinated Debt" means the approximately $60,500,000 of unsecured Subordinated Debt to be provided to the Borrower by Infogrames U.S. on the Transaction Closing Date (a portion of the proceeds of which shall be used on the Transaction Closing Date to repay the Borrower's obligations in respect of (a) the Infogrames
         Bridge Loan and (b) approximately $10,000,000 of the Shareholder Subordinated Debt), all in accordance with, and subject to all of the terms and conditions contained in, the Infogrames Subordinated Debt Note, the Infogrames Bridge Loan Note, the Cayre Purchase Agreement and the Infogrames Securities Purchase Agreement.

                  "Infogrames Subordinated Debt Note" means the promissory note to be executed by the Borrower on the Transaction Closing Date evidencing the Borrower's obligations in respect of the Infogrames Subordinated Debt and setting forth the terms of the subordination of the Infogrames Subordinated Debt to the Obligations, all in form and substance reasonably satisfactory to the Lenders.

                  "Infogrames U.S." means California U.S. Holdings, Inc., a California corporation and a wholly-owned Subsidiary of Infogrames.

                  "Information  Statement"  means the  Information  Statement on
         Schedule 14-C under the Securities Exchange Act of 1934, as amended, with respect to the Shareholder Approval in respect of the shares of common stock to be issued to Infogrames pursuant to the Transaction, including any supplements or exhibits thereto and any amendments thereof.

                  "Pledge Agreement" means the Second Amended and Restated Pledge Agreement, dated as of November 15, 1999, executed by the Borrower and the Guarantors named therein in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, and Infogrames U.S., as amended, modified or supplemented from time to time.

                  "Refinancing" means a refinancing or other transaction pursuant to which the Obligations will be paid in full in cash (and any outstanding Letters of Credit will be cash collateralized in the manner set forth in Section 2.5(c)) on the date of closing of such refinancing or other transaction pursuant to documentation in form and substance reasonably satisfactory to the Lenders.

                  "Refinancing   Closing   Date"  means  the  date  on  which  a
         Refinancing shall
         have been consummated.

                  "Security Agreement" means the Second Amended and Restated Security Agreement, dated as of November 15, 1999, executed by the Borrower and the Guarantors in favor of the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, and Infogrames U.S., as amended, modified or supplemented from time to time.

                  "Shareholder Approval" means approval of the Transaction by the holders of the common stock of the Borrower as required by the rules promulgated by The Nasdaq Stock Market, Inc.

                  "Subordinated Debt" means the collective  reference to Debt on
         Schedule 6.1(t) hereof designated as Subordinated Debt, the Shareholder Subordinated Debt, the Infogrames Subordinated Debt, the GAP Subordinated Debt and any other Debt of the Borrower or any Subsidiary subordinated in right and time of payment to the Obligations and containing such other terms and conditions, all as reasonably satisfactory to the Required Lenders.

                  "Third Amendment" means the Third Amendment, Consent, Waiver and Agreement, dated as of November 15, 1999, to this Agreement.

                  "Third Amendment Effective Date" means the Effective Date under and as defined in the Third Amendment.

                  "Transaction"   means  the  series  of   transactions   to  be
         consummated on the Transaction Closing Date pursuant to which, among other things:

                           (a) the Borrower shall issue approximately 28,600,000 shares of its common stock to Infogrames U.S. in exchange for $50,000,000 in cash pursuant to the Infogrames Securities Purchase Agreement;

                           (b)  Infogrames   U.S.  shall  acquire   warrants  to
                  purchase approximately 4,500,000 shares of common stock of the Borrower from GAP pursuant to the GAP Purchase Agreement;

                           (c) the Borrower shall receive  $50,000,000  from the
                  proceeds of the Infogrames Subordinated Debt pursuant to the Infogrames Subordinated Debt Note;

                           (d) the  Borrower's  obligations  in  respect  of the
                  Infogrames Bridge Loan shall be repaid in full from a portion of the proceeds (or pursuant to an exchange in connection with the issuance) of the Infogrames Subordinated Debt, and the Infogrames Bridge Loan Note shall be cancelled, pursuant to the Infogrames Securities Purchase Agreement and the Liens in respect of the Infogrames Bridge Loan shall be released;

                           (e) the  Shareholder  Subordinated  Notes in favor of
                  GAP in the
                  aggregate original principal amount of $20,000,000 and the 600,000 shares of convertible preferred stock of the Borrower held by GAP shall be exchanged for the GAP Subordinated Notes pursuant to the GAP Securities Exchange Agreement, and such Shareholder Subordinated Notes shall be cancelled;

                           (f)  Infogrames  U.S.  shall  acquire   approximately
                  33,500,000 shares of common stock of the Borrower from the Cayres pursuant to the Cayre Purchase Agreement; and

                           (g) the  Shareholder  Subordinated  Notes in favor of
                  each of Joseph J. Cayre, Kenneth Cayre and Stanley Cayre in the aggregate original principal amount of $10,000,000 shall be transferred to Infogrames U.S. and exchanged by Infogrames U.S. for a portion of the Infogrames Subordinated Note pursuant to the Cayre Purchase Agreement and the Infogrames Securities Purchase Agreement, and such Shareholder Subordinated Notes shall be cancelled.

                  "Transaction Closing Date" means the date on or prior to the Transaction Closing Expiration Date on which (a) all of the conditions precedent to the effectiveness of the Transaction Documentation shall have been satisfied or waived in accordance with their respective terms, (b) the Transaction shall have been consummated in accordance with the terms of the Transaction Documentation and (c) the Aggregate Commitment shall have been reduced to $75,000,000 and any outstanding Loans or Letters of Credit in excess of the Aggregate Commitment (as so reduced) shall be repaid or cash collateralized in accordance with
         Section 2.5(c).

                  "Transaction Closing Expiration Date" means (a) January 1, 2000, if no Shareholder Approval is required, provided that if (x) the Transaction Closing Date shall not have occurred on or prior to January 1, 2000 solely by reason of an Extension Event, (y) the Borrower and its Subsidiaries shall have complied at all times with Section 8.16 and
         (z) all of the conditions to the closing of the Transaction under the Transaction Documentation shall have been satisfied or waived (other than with respect to such Extension Event), the Transaction Closing Expiration Date shall be automatically extended to January 31, 2000 or
         (b) January 31, 2000, if Shareholder Approval is required.

                  "Transaction Documentation" means, collectively, the Infogrames Securities Purchase Agreement, the Infogrames Subordinated Note, the GAP Securities Exchange Agreement, the GAP Subordinated Note, the GAP Purchase Agreement, the Cayre Purchase Agreement and all schedules, exhibits and annexes to the foregoing and all side letters and agreements affecting the terms of the foregoing or entered into in connection with the foregoing, in each case as amended, supplemented or otherwise modified from time to time in accordance with Section 10.13.".

                  1.2 Amendment to Section 2.3 (Repayment of the Loans). Section 2.3(e) of the Credit Agreement is hereby amended by deleting in its entirety said Section and substituting therefor a new Section 2.3(e) as follows:

                           "(e) Concentration Account. The outstanding principal
                  amount of the Loans shall be prepaid on each Business Day prior to the occurrence of the Transaction Closing Date, to the extent that funds on deposit in the Concentration Account on such Business Day exceed $1,000,000. Amounts prepaid pursuant to this paragraph (e) may be reborrowed.".

                  1.3 Amendment to Section 2.5 (Permanent Reduction of the Aggregate Commitments). Section 2.5(b) of the Credit Agreement is hereby amended by adding a new sentence at the end of said Section as follows: "On the Transaction Closing Date, the Aggregate Commitment shall automatically be permanently reduced to the lesser of $75,000,000 or the Aggregate Commitment on such date.".

                  1.4 Amendment to Section 2.6 (Termination of Credit Facility).
Section 2.6 of the Credit Agreement is hereby amended by deleting the reference to "June 30, 2000" contained in said Section and substituting therefor a reference to "March 31, 2000".

                  1.5 Amendment to Section 4.1 (Interest). Section 4.1 of the Credit Agreement is hereby amended by:

                  (a) deleting in its entirety the first sentence of paragraph (a) of said Section and substituting therefor the following:

                  "Subject to the provisions of this Section 4.1, at the election of the Borrower at any time prior to the occurrence of the Transaction Closing Date, the aggregate principal balance of (i) the Loans or any portion thereof denominated in Dollars shall bear interest at (A) the Base Rate plus 2.5% or
                  (B) the LIBOR Rate plus 4% and (ii) the Loans or any portion thereof denominated in an Alternative Currency shall bear interest at the LIBOR Rate plus 4%; provided that on and after the occurrence of the Transaction Closing Date the aggregate principal balance of (i) the Loans or any portion thereof denominated in Dollars shall bear interest at (A) the Base Rate plus 1% or (B) the LIBOR Rate plus 2.5% and (ii) the Loans or any portion thereof denominated in an Alternative Currency shall bear interest at the LIBOR Rate plus 2.5%."; and

                  (b)      amending paragraph (d) of said Section by:

                           (i) deleting in its entirety the phrase "at the discretion of the Administrative Agent and Required Lenders," contained in the first sentence in said paragraph;

                           (ii) adding  immediately  after the phrase  "rate per
                  annum" contained in clause (ii) of said paragraph the words "equal to"; and

                           (iii) deleting each reference to "two percent (2%)" contained in said paragraph and substituting therefor the phrase "(A) two percent (2%), at any time prior to the occurrence of the Transaction Closing Date, and (B) three and one-half percent (3 1/2%), at any time on or after the occurrence of the Transaction Closing Date,".

                  1.6 Amendment to Section 4.3 (Fees). Section 4.3 of the Credit Agreement is hereby amended by adding a new paragraph (d) at the end of said Section as follows:

                           "(d) On and after the  Transaction  Closing Date, the
                  Borrower shall pay to the Administrative Agent, for the account of the Lenders, an Aggregate Commitment usage fee in the amount of $100,000 for each month that any Loans or Letters of Credit remain outstanding. The usage fee shall be payable in arrears on each monthly anniversary of the Transaction Closing Date, commencing with the first monthly anniversary of the Transaction Closing Date, and on the Refinancing Closing Date, provided that the usage fee payable on the Refinancing Closing Date shall be pro rated for the number of days elapsed from the immediately preceding scheduled payment date of such usage fee.".

                  1.7 Amendment to Section 7.1 (Financial Statements and Projections). Section 7.1(e) of the Credit Agreement is hereby amended by deleting the phrase "to consummate a transaction pursuant to an Acceptable Agreement" contained in clause (i)(B) of said Section and substituting therefor the phrase "(y) to pursue and consummate the Refinancing and (z) to consummate the Transaction pursuant to the Transaction Documentation".

                  1.8 Amendment to Article VIII (Affirmative Covenants). Article VIII of the Credit Agreement is hereby amended by deleting in its entirety
Section 8.16  contained in said Article and  substituting  therefor new Sections
8.16 and 8.17 as follows:

                           "SECTION 8.16 Pursuit of Closing of Transaction. Each
                  of the Borrower and its Subsidiaries shall use its reasonable best efforts to consummate expeditiously the Transaction, including without limitation, (a) to obtain, and to expedite the process to obtain, any permits, authorizations, consents and approvals as may be required under the HSR Act in respect of the Transaction, and (b) if Shareholder Approval is necessary, to expedite the preparation and filing of the Information Statement with the United States Securities and Exchange Commission, and, in connection therewith, the Borrower shall provide such information as reasonably requested by the Administrative Agent or the Lenders to review and discuss such efforts.

                           SECTION 8.17 Pursuit of Refinancing. Each of the Borrower and its Subsidiaries shall use its reasonable best efforts to pursue and consummate expeditiously the Refinancing and, in connection therewith, the Borrower shall provide such information as reasonably requested by the Administrative Agent or the Lenders to review and discuss such efforts.".

                  1.9 Amendment to Article X (Negative Covenants). Article X of the Credit Agreement is hereby amended by:

                  (a) deleting in its entirety the proviso contained at the end of Section 10.1(c) of said Article; and

                  (b) deleting in its entirety Section 10.13 contained in said Article and substituting therefor a new Sections 10.13 as follows:

                           "SECTION 10.13  Amendments;  Payments and Prepayments
                  of Infogrames Bridge Loan. Amend or modify in any material respect (or permit such modification or amendment of) any of the terms or provisions of the Infogrames Bridge Loan Note, or cancel or forgive, make any voluntary or optional payment or prepayment on, or redeem or acquire for value the Infogrames Bridge Loan except for payment in full on the Transaction Closing Date or otherwise in accordance with, and subject to, the terms of the Security Documents.".

                  1.10     Amendment   to  Section  11.1  (Events  of  Default).
Section 11.1 of the Credit Agreement is hereby amended by:

                  (a) adding immediately prior to the period at the end of paragraph (i) of said Section the phrase ", other than any such Change of Control resulting solely from the consummation of the Transaction on the Transaction Closing Date"; and

                  (b) adding new paragraph (p) and (q) at the end of said Section as follows:

                           "(p)  Any  term  or  provision  of  the   Transaction
                  Documentation shall have been amended, modified, waived or changed in any material respect.

                           (q) (i) On the Transaction Closing Date, the Infogrames Bridge Loan shall not have been repaid with the proceeds of the Infogrames Subordinated Debt and the Infogrames Bridge Loan Note shall not have been cancelled,
                  (ii) the Transaction Closing Date shall not have occurred on or prior to the Transaction Closing Expiration Date or
                  (iii) prior to the occurrence of the Transaction Closing Date, any material Transaction Documentation shall be terminated.".


                  SECTION 2.  CONSENTS.

                  2.1 Consent to Infogrames Bridge Loan. Effective as of the Effective Date, the Lenders hereby consent under Sections 10.1 (Limitations on
Debt) and 10.3 (Limitations on Liens) of the Credit Agreement solely to the extent necessary to permit (a) the Borrower (i) to incur the Infogrames Bridge Loan and (ii) to execute and deliver the Infogrames Bridge Loan Note and (b) to permit the Guarantors to guarantee the Infogrames Bridge Loan pursuant to the Guaranty Agreement and to permit the Borrower and its Subsidiaries to grant Liens in favor of Infogrames U.S. pursuant to the Pledge Agreement and the Security Agreement; provided that such consent is conditioned upon the following: (a) after giving effect to this Amendment, no Default or Event of Default shall then have occurred and be continuing or would result from the incurrence of the Infogrames Bridge Loan or the execution and delivery of the Infogrames Bridge Loan Note and the Security Documents and (b) within one Business Day after receipt of the Net Cash Proceeds of the Infogrames Bridge Loan, the Borrower shall apply such Net Cash Proceeds to the repayment of the outstanding Loans (it being understood that, notwithstanding Section 2.5(b) of the Credit Agreement, any amounts so prepaid may be reborrowed subject to, and in accordance with, the terms of the Credit Agreement).

                  2.2 Consent to Transaction. Effective as of the Effective Date, the Lenders hereby consent under the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Transaction in accordance with the terms of the Transaction Documentation; provided that such consent is conditioned upon the following: (a) after giving effect to this Amendment, no Default or Event of Default shall then have occurred and be continuing or would result from the consummation of the Transaction and (b) the Aggregate Commitment shall have been reduced to $75,000,000 in accordance with the terms of Section 2.5(b) of the Credit Agreement (as amended by this Amendment) and the Borrower shall comply on the Transaction Closing Date with the provisions of Section 2.5(c) of the Credit Agreement to the extent the aggregate outstanding Extensions of the Credit of the Lenders on such date exceeds the Aggregate Commitment as so reduced.


                  SECTION 3.  WAIVERS.

                  3.1 Waiver of Section 2.5(b) (Mandatory Permanent Reduction). Effective as of the Effective Date, the Lenders hereby waive application of
Section  2.5(b)  of  the  Credit  Agreement  to the  Net  Cash  Proceeds  of the
Transaction, but solely to the extent of the Net Cash Proceeds of the Transaction in excess of the amount required to be applied by the Borrower to the repayment of the Loans on the Transaction Closing Date in accordance with
Section  2.5(c) of the  Credit  Agreement  as a result of the  reduction  of the
Aggregate   Commitment  to  $75,000,000  on  the  Transaction  Closing

Date in accordance with Section 2.5(b) of the Credit Agreement (as amended by this Amendment); provided that such waiver is conditioned upon the following:
(a) within one Business Day after the Borrower's receipt thereof, such Net Cash Proceeds are deposited into the Concentration Account and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the Transaction.

                  3.2 Waiver of Section 9.1 (EBITDA). Effective as of the Effective Date, the Lenders hereby waive, through the earlier of (a) the Transaction Closing Expiration Date and (b) the occurrence of the event described in Section 11.1(q)(iii) of the Credit Agreement (as amended by this Amendment), any Default or Event of Default that may arise by reason of the failure of the Borrower to comply with Section 9.1 of the Credit Agreement for the periods from April 1, 1999 through September 30, 1999 and from April 1, 1999 through October 31, 1999, provided that if the Transaction Closing Date shall have occurred prior to the Transaction Closing Expiration Date, (y) the effectiveness of the foregoing waivers shall be automatically extended to the Revolving Credit Termination Date and (z) the Lenders hereby waive, through the Revolving Credit Termination Date, any Default or Event of Default that may arise by reason of the failure of the Borrower to comply with Section 9.1 of the Credit Agreement for the period from April 1, 1999 through December 31, 1999.


                  SECTION 4.  AGREEMENT.

                  If the Borrower determines that the Transaction Closing Date shall not occur on or prior to the Transaction Closing Expiration Date, the Lenders agree to consider and discuss in good faith any proposal that the Borrower determines to make to amend or waive Section 11.1(q)(ii) of the Credit Agreement. The Agreement of the Lenders to consider and discuss in good faith any proposal set forth in the preceding sentence shall not constitute the Lenders' consent or indicate their willingness to at any time consent to any such proposal or any amendment or waiver of Section 11.1(q)(ii) of the Credit Agreement regardless of whether the Borrower and its Subsidiaries may at all times have complied with Section 8.16 of the Credit Agreement.


                  SECTION 5.  MISCELLANEOUS.

                  5.1 Representations and Warranties; No Default. (a) After giving effect to this Amendment, the Borrower hereby represents and warrants that (i) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this

Amendment.

                  (b) The Borrower hereby further represents and warrants that it has duly executed and delivered the Transaction Documentation and that the representations and warranties of the Borrower and the other parties thereto contained in the Transaction Documentation are true and correct in all material respects as of the date hereof.

                  (c) The Borrower hereby further represents and warrants that it is truly and justly indebted to the Administrative Agent and the Lenders in respect of the Obligations, without defense, counterclaim or offset of any kind.

                  5.2 Payment of Fees and Expenses. (a) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, a waiver and amendment fee equal to $500,000 (the "Amendment Fee"), which shall be fully earned on the Effective Date and payable on the Revolving Credit Termination Date; provided that (i) if the Transaction Closing Date shall have occurred on or prior to the Transaction Closing Expiration Date, the Amendment Fee payable on the Revolving Credit Termination Date shall be reduced to $250,000 and (ii) if the Amendment Fee has been reduced pursuant to the foregoing clause (i) and the Refinancing Closing Date shall have occurred within (A) sixty days after the occurrence of the Transaction Closing Date, if no Shareholder Approval is required, or (B) forty-five days after the occurrence of the Transaction Closing Date, if Shareholder Approval is required, the Amendment Fee shall be reduced to $0. Payment of the Amendment Fee shall be in addition to any and all other fees and expenses required to be paid from time to time by the Borrower to the Administrative Agent and/or the Lenders pursuant to this Amendment, the Credit Agreement or the other Loan Documents.

                  (b) The Borrower hereby agrees to pay all reasonable costs, fees and expenses of the Administrative Agent and each Lender, including the fees and expenses of financial advisors retained by the Administrative Agent and counsel retained by the Administrative Agent and each Lender, in each case incurred in connection with the transactions contemplated by this Amendment.

                  5.3 Conditions to Effectiveness of this Amendment. This Amendment shall become effective on the date (the " Effective Date") on which the Administrative Agent shall have received:

                  (a) counterparts of this Amendment duly executed by the Borrower and the Lenders;

                  (b) (i) duly executed copies of (A) the Security Agreement, the Pledge Agreement and the Guaranty Agreement, (B) the Infogrames Bridge Loan Note and (C) the other Transaction Documentation, in each case in form and substance reasonably satisfactory to the Lenders and (ii) any other agreements and documents reasonably requested by the Lenders;

                  (c) payment in full of all fees and other amounts due and payable pursuant to the Credit Agreement and this Amendment, including reimbursement or payment of all reasonable fees and expenses of financial advisors retained by the Administrative Agent and counsel retained by the Administrative Agent and each Lender that, in each case, has been invoiced to the Borrower;

                  (d) a letter, executed by the Borrower, as to the status of the Borrower's ongoing efforts to obtain a definitive offer for the sale of Humongous Entertainment, Inc.; and

                  (e) a letter, executed by Infogrames, as to its commitment to use its reasonable best efforts to pursue and consummate expeditiously the Refinancing.

                  5.4 Continuing Effect; No Other Amendments or Waivers. Except as expressly amended pursuant to this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents, including without limitation, any amendment, modification or waiver of any Section amended or waived pursuant to this Amendment for any other date or time period or in connection with any other transaction.

                  5.5 Counterparts. This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  5.6 Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                 GT INTERACTIVE SOFTWARE CORP.


                                 By: /s/ THOMAS A. HEYMANN
                                    --------------------------------------
                                       Name:  Thomas A. Heymann
                                       Title: Chief Executive Officer


                                 FIRST UNION NATIONAL BANK, as
                                   Administrative Agent and Lender


                                 By: /s/ JOHN McGOWAN
                                    --------------------------------------
                                       Name:  John McGowan
                                       Title: Senior Vice President


                                 BANK OF AMERICA, N.A.


                                 By: /s/ JAY T. WAMPLER
                                    --------------------------------------
                                       Name:  Jay T. Wampler
                                       Title: Managing Director



                                 EUROPEAN AMERICAN BANK


                                 By: /s/ JOSEPHINE SAVASTANO
                                    --------------------------------------
                                       Name:  Josephine Savastano
                                       Title: Vice President


                                 FLEET BANK, N.A.


                                 By: /s/ VINCENT PITTS
                                    --------------------------------------
                                       Name:  Vincent Pitts
                                       Title: Vice President


                                 NATIONAL BANK OF CANADA


                                 By: /s/ KAREN A. GREXA
                                    --------------------------------------
                                       Name:  Karen A. Grexa
                                       Title: Vice President


                                 By: /s/ TIMOTHY SMITH
                                    --------------------------------------
                                       Name:   Timothy Smith
                                       Title:  Vice President and Manager



                                 THE BANK OF NOVA SCOTIA


                                 By: /s/ B. S. ALLEN
                                    --------------------------------------
                                       Name: B. S. Allen
                                       Title: Managing Director